UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 5, 2006
IVANHOE ENERGY INC.
(Exact name of registrant as specified in its charter)

Yukon, Canada	000-30586	98-0372413

(State or Other	(Commission File Number)	(I.R.S. Employer
Jurisdiction of Incorporation)		Identification Number)

Suite 654 – 999 Canada Place Vancouver, BC, Canada	V6C 3E1

(Address of Principal Executive Office)	(Zip Code)
(604) 688-8323
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On March 8, 2007, R. Edward Flood informed the Company that, for personal reasons, he did not intend to stand for re-election as a director of the Company at the next annual meeting of the Company’s shareholders. Accordingly, Mr. Flood’s term as a director will end at the conclusion of the Company’s annual meeting of shareholders scheduled for May 3, 2007.
Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 8, 2007, the Company’s board of directors amended the Company’s bylaws to permit the Company’s common shares to be issued and transferred electronically without a physical share certificate. The Company’s common shares are quoted on the Nasdaq Capital Market (“Nasdaq”). The United States Securities and Exchange Commission recently approved amendments to the Nasdaq Marketplace Rules requiring securities listed on Nasdaq to be eligible for a Direct Registration Program (“DRP”), which permits a securityholder’s ownership of securities to be recorded and maintained on the books of the issuer or the transfer agent without the issuance of a physical security certificate. In lieu of physical security certificates, securityholders who elect to participate in a DRP receive annual statements from the issuer indicating their holdings.
The amendments to Nasdaq’s Marketplace Rules require that, on or before January 1, 2008, the Company’s common shares be eligible to participate in a DRP. In order to be eligible, the Company’s common shares must be capable of being issued and transferred electronically without physical share certificates. Before being amended by the Company’s board of directors, the bylaws provided that a common share could only be transferred on the Company’s share register upon presentation of the certificate representing the common shares to be transferred. Accordingly, unless amended, the bylaws would effectively preclude the Company’s common shares from being eligible to participate in a DRP and, as a result, the Company would cease to be in compliance with the applicable Nasdaq Marketplace Rule as of January 1, 2008.
The amended bylaws took effect as of March 8, 2007 but will cease to be effective as of the date of the Company’s next annual meeting of shareholders, scheduled for May 3, 2007, unless they are confirmed by the shareholders at that meeting.
Section 9 — Financial Statements and Exhibits
Item 9.01.    Financial Statements and Exhibits.
(c)	Exhibits
3.2	Amendment to the Company’s bylaws effective March 8, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IVANHOE ENERGY INC.
Date: March 13, 2007	By:	/s/ Beverly A. Bartlett
Vice-President and
Corporate Secretary

Exhibit Index

Exhibit Number	Exhibit Title or Description

3.2	Amendment to the Company’s bylaws effective March 8, 2007.